CONSULTING ALLIANCE AGREEMENT
                          -----------------------------



THE UNDERSIGNED PARTIES:
------------------------

1. Intelligroup, Inc. with a place of business at 517 Route One South, Iselin, NJ, 08830, USA, hereinafter referred to as "Company,"

and

2. Baan International B.V., with a place of business at Baron van Nagellstraat 89, P.O. Box 143, 3770 AC Barneveld, The Netherlands, hereinafter referred to as "Baan."

HEREBY AGREE FOLLOWS:
---------------------

1.     Execution and duration
       ----------------------

1.1 Company and Baan agree to enter into and to execute this Consulting Alliance Agreement, hereinafter referred to as this "Agreement."

1.2 This Agreement is in effect as of the latter of the dates it is signed by both parties and shall remain in force for a period of one ( 1) year, unless terminated pursuant to Section 8 of the General Terms and Conditions attached hereto as Schedule A and, after the expiration of the initial term, will be automatically renewed for subsequent periods of one year. Neither party shall be under any obligation to extend or renew the duration of the Agreement upon expiration of the initial term, or the renewal term, and each party may elect or refrain from any extension or renewal for any reason whatsoever. In addition, either party may terminate this Agreement without cause, provided it supplies the other party with ninety (90) days' prior written notice of such termination.

1.3 Company shall operate as an International Consulting Alliance Program Member ("Member") to Baan pursuant to this Agreement.


2.    Baan Consulting Alliance Program Requirements
      ---------------------------------------------
      By entering into this Agreement, Company is participating in the Baan Consulting Alliance Program. In order to protect the standards of quality for services provided under Baan's trademarks and in order for Baan to monitor the quality of services provided under Baan's trademarks, Company hereby agrees to fulfill the Baan Consulting Alliance Program (the "Program") requirements set forth below.

2.1   Advanced Trained Consultants
      ----------------------------
      Within twenty-four (24) months of signing this Agreement, Company shall have at least that number of consultants dedicated to Baan as is reasonably necessary to meet its obligations hereunder. All such consultants shall have been Basic Trained and Advanced Trained in at least one Baan Software package. If Company is unable to satisfy this requirement within the specified time period, Company shall notify Baan in writing of the inability to comply and the reasons thereof. Baan may, in its sole discretion, allow Company to retain Membership in the Program hereof despite this inability to comply. Consultants shall update their training by passing a "differences course" within 6 months of the general release of each major version of the Baan Software. If training is not available in a certain region or area, Company must obtain a waiver from Baan postponing this requirement until training does become available. Company shall also provide Baan practice-level skills profile information to Baan. Company shall update this information at least quarterly.


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


2.3   Non-solicitation
      ----------------
      During the term of this Agreement and for one (1) year after its expiration or termination, neither party shall without the prior written consent of the other party, solicit for employment as an employee, independent contractor, or consultant, any employee, independent contractor or consultant of the other party or (in the case of Baan) of Baan Company N.V., or a Baan Company N.V. subsidiary who performs or participates in the delivery of Consulting Services or other related services. In addition, neither party shall procure any third party to do any of the aforementioned acts.

2.4   Vertical Market Focus
      ---------------------
      Company shall build industry expertise in the requisite number of Baan's vertical industry markets as set forth in the definition of International Member on Schedule A and shall be able to provide added value to customers in those markets. Baan's vertical industry markets currently include, without limitation, Automotive, Hi-Tech Electronics, Project Industries, Aerospace & Defense and Process.

2.5   Orgware and Baan Methodology Compliance
      ---------------------------------------
      In order to protect the value of Baan's trademarks, during an implementation, Company shall use Baan's Orgware tools and Baan Methodology or Company's proprietary methodology that has been previously approved by Baan. In order for Company's proprietary methodology to be approved by Baan, the following deliverables must be satisfied:

      1)     Methodology mapped to the Baan Methodology.
      2)     Consulting services presentation jointly developed.
      3)     Format of Project proposal - approved by Baan.
      4)     Format of Project budget - approved by Baan.

2.6   Quality
      -------
      Company shall deliver the Consulting Services in a professional and workmanlike manner.


3.     Baan Consulting Alliance Program Member Privileges
       --------------------------------------------------

3.1 As a Member of the Consulting Alliance Program, Company is entitled to, among other privileges, the following privileges for as long as Company maintains its status as a Member:

3.2   Use  of  Baan  Authorized  Consulting  Alliance  Member  Logo
      -------------------------------------------------------------
      Company is authorized to use the Baan Authorized Consulting Alliance Member logo on business cards, letterhead, marketing materials, advertisements, in sales presentations, and to link to Baan's web site (http://www.Baan.com) on the World Wide Web; provided, however, that Company shall not use such logo or any other mark as part of its company or business name.

3.3    Internal Copies
       ---------------
      Upon paying the appropriate annual support fee to Baan for Maintenance and Support under Schedule B of this Agreement, Company will receive a non-exclusive, non-transferable license to use the Internal Copies for the sole purpose of enabling Company to become more familiar with the Software and provide Consulting Services, it being understood that Company has no rights to:

      (i)    sell,  lease,  license,  or sublicense the Software;
      (ii) decompile, disassemble, or reverse engineer the Software, in whole or in part; or
      (iii) write or develop any derivative software or any other software program based upon the Software or any confidential information of Baan.


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


3.4   Maintenance and Support.
      ------------------------
      Upon payment by Company of the appropriate annual fee, Baan will provide Maintenance and Support to Company with respect to the Internal Copies according to the terms of Schedule B hereof.

3.5   Access to Baan E-Mail and Databases
      -----------------------------------
      Company shall receive access to Baan's e-mail and supporting alliance databases for the purpose of assisting Company professionals.

3.6   Discount on Baan Education Courses
      ----------------------------------
      Company shall receive a standard discount of 20% off Baan's standard charges on all courses offered at Baan's education centers.

3.7   Baan Institute
      --------------
      Company shall be invited to enroll consultants in courses at the Baan Institute, subject to space availability and payment of the requisite fee.

3.8   Trainer Accreditation
      ---------------------
      Company shall be invited to participate in Baan's accreditation program for trainers, subject to space availability and payment of the requisite fee. The accreditation program provides instructors with knowledge and skills to transfer Baan product knowledge and teaches trainers to provide Standard and Configured Training, to protect the value of Baan's trademarks.

3.9   Sales and Marketing Events
      --------------------------
      Company shall receive invitations to attend Baan's major global and regional sales and marketing events, both as a participant and, where applicable, as a speaker. Such sales and marketing events may include, Baan world users conferences, sales kickoff meetings, vertical industry executive summits, product announcements, and press and analysts tours. Baan will also accept invitations to and, at Baan's reasonable discretion, attend and support Company's own sales and marketing events.

3.10  Joint Marketing Programs
      ------------------------
      Company shall be offered the opportunity to arrange joint marketing programs, events, and press releases with Baan's marketing department.

3.11  Company Name Listed on Baan Web Site
      ------------------------------------
      Company shall have the option to list their company name on Baan's web site (http://www.Baan.com/) on the World Wide Web. Company shall also have the option to link from the Baan web site to Company's web site, and vice versa.

3.12  Company Name Listed in the Baan Consulting  Alliance Program Members Guide
      ------------------------------------------  ------------------------------
      Company shall have the option to be listed in the Baan Consulting Alliance Program Members Guide, which is a listing of Baan's Consulting Alliance Program Members. The Consulting Alliance Program Members Guide is distributed in print format and on Baan's web site.

3.13  Fee
      ---
      To the extent a fee is not already referenced herein, Baan hereby reserves the right to, at Baan's sole discretion, charge a fee for any of the privileges set forth in Sections 3.1 through 3.12 above by giving Company ninety (90) days' prior written notice. Baan may only change its fee policy twice during any twelve-month period and only as long as Baan imposes such fee equally on all of its Consulting Alliance Program Members. Company shall have the right to decline receiving any of the privileges listed above and thereby eliminate the obligation to pay any such fee applicable to such declined privileges.


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


4.    Company-Sole Control.
      ---------------------
      Company shall have sole and exclusive control over all aspects of the business not expressly covered under this Agreement, including, without limitations, (i) sales policies, (ii) credit practices, (iii) hiring and supervision of personnel, (iv) marketing, advertising, and promotion, (v) contracting, (vi) billing and collection; and (vii) pricing.


5.    No Limitation.
      --------------
      Nothing in this Agreement shall be construed to restrict Company from conducting any other business, including, without limitation, consulting services relating to any third party's computer software products.


6.    Price
      -----
      Except as set forth in Section 5.2 of Schedule A, Company shall unilaterally determine the price for Consulting Services offered by Company hereunder. No employee or representative of Baan or anyone else shall have any authority whatsoever to set Company's price of such Consulting Services or to inhibit in any way Company's pricing discretion with respect to such Consulting Services.


7.    Notices
      -------
      Any notice required or permitted under the terms of this Agreement or required by law shall (unless otherwise provided) be in writing and shall be delivered in person, sent by registered mail, by express mail with package tracking capability or air mail as appropriate, properly posted and fully prepaid in an envelope properly addressed, or shall be sent by fax to the respective parties as follows:

      (i)   Baan        - Address:        4600 Bohannon Drive, Suite 105
                                          Menlo Park, CA 94025, USA
                                          Attn: Legal Counsel
                        - Phone number:   1.415.462.4949
                        - Fax number:     1.415.462.4960
      (ii)  Company     - Address:        517 Route One South,
                                          Iselin, NJ, 08830, USA
                                          Attn: Sophia Zouras,
                                          VP Marketing & Business Development
                        with a copy to:   Intelligroup, Inc., Legal Department
                                          (same address, phone, and fax)
                        - Phone number:   1.908.750.1600
                        - Fax number:     1.908.750.1880

      or to such other address or fax number as either party may be notified of by the other party. Any such notice shall be in the English language, unless otherwise specified in this Agreement, and shall be considered to have been given at the time of actual delivery in person or, if sent by fax, at the time mentioned on the transmission result report, or in any other event within fourteen days after it was mailed in the manner specified above.


8.    Entire Agreement
      ----------------
      This Agreement (including the Schedules and any addenda hereto signed by both parties) contains the entire agreement of the parties with respect to the subject matter of this Agreement and supersedes all previous communications, representations, understandings and agreements, either oral or written, between the parties with respect to said subject matter.


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


DRAWN UP IN DUPLICATE AND SIGNED:


in [Reston, VA, USA]                 in [Iselin, NJ, USA]

on [26 SEPT], 1997                   on [29 SEPT], 1997


Baan:                                Company:

BAAN INTERNATIONAL B.V.              INTELLIGROUP, INC.

By:    /s/ Christine B. Pittman      By:    /s/ Sophia M. Zouras
       ------------------------               --------------------

Name:  Christine B. Pittman          Name:  Sophia M. Zouras

Title:  Vice President, BAAN         Title: Vice President, Marketing & Business
        Consulting                           Development


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


                                   SCHEDULE A

                          GENERAL TERMS AND CONDITIONS

1.     Definitions
       -----------
1.1 "Advanced Trained" means having successfully passed both the Baan basic training exam and the Baan advanced training exam for one package of the Software.
1.2 "Baan Consulting Alliance Program" means Baan's program for establishing Alliance relationships with entities that provide Consulting Services and for describing the nature of the relationships.
1.3   "Basic Trained" means having  successfully  passed the Baan basic training exam.
1.4 "Configured Training" means a Baan education course that is taught by a Baan accredited trainer using a subset of the standard Baan curriculum and a subset of the standard Baan materials. All configured training courses are scheduled through the Baan education center in the region where the course is taught.
1.5 "Consultant" means an employee of Company who is providing Consulting Services.
1.6 "Consulting Services" means the activities of Company by means of which it supports Customers with the use of the Software.
1.7 "Customer" means an individual end-user of the Software, who has licensed the Software either directly from Baan, from a Distributor of Baan, or from both.
1.8 "DEM Consulting" means implementation consulting relating to Dynamic Enterprise Modeling and the Line of Business Reference Models.
1.9 "Distributor" means a company authorized by Baan to market and license Software to Customers.
1.10 "Documentation" means any on-line system help files or written instruction manuals regarding the use of the Software.
1.11 "General Terms and Conditions" means the terms and conditions contained in this Schedule A.
1.12 "Global Consulting Alliance Program Member" means a company who has (i) at least five hundred (500) Advanced Trained Certified Consultants; (ii) consultants available in all of Baan's Targeted Countries in the geographic region(s) where the relationship is active; (iii) deep industry expertise in at least two of Baan's industry vertical markets.
1.13  "International Consulting Alliance Program Member" means a company who has
      (i) at least seventy-five (75) Advanced Trained Consultants; (ii) consultants available in all of Baan's Targeted Countries in the geographic region(s) where the relationship is active; (iii) deep industry expertise in at least one of Baan's industry vertical markets.
1.14 "Local Consulting Alliance Program Member" means a Company who has at least twenty-five (25) Advanced Trained consultants in one country or geographic area.
1.15 "Product Consulting" means implementation consulting relating to the Software.
1.16 "Release" means a set of the Software in which in addition to possible corrections of detected shortcomings, (small) functional enhancements have been included. New Releases are registered by means of a change of the number to the right of the decimal point, e.g. BAAN IV.0 >> BAAN IV. I.
1.17 "Software" means the suite of Baan applications software (including Baan Tools and Baan Orgware) in object code form.
1.18 "Standard Training" means a Baan education course that is taught by a Baan accredited trainer using the standard Baan curriculum and the standard Baan materials. All standard training courses are scheduled through the Baan education center in the region where the course is taught.
1.19 "Targeted Countries" means the countries set forth on Schedule C attached hereto.
1.20 "Update" means a set of the Software in which detected shortcomings are being remedied. Updates are registered by means of a letter indication after the version number of the Software, e.g. BAAN IV.0 >> BAAN IV.0A.
1.21 "Version" means a set of the Software in which substantial new functionalities or other substantial changes are introduced. Versions are registered by means of a change of the number to the left of the decimal point, e.g. BAAN IV.0 >> BAAN V.0.


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


2.    Interpretation
      --------------
      Section, Clause and Schedule headings are for convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.


3.     Enhancements, modifications, translations
       -----------------------------------------

3.1 Company shall not have the right to decompile, modify or alter the Software in any manner that would in any way jeopardize the property rights of Baan, or would provide Company access to source code or other code that is not generally available to other Baan Alliance Program Members or Customers; nor shall Company have the right to cause others to make any copy of any part of the Software unless otherwise agreed to in this Agreement. In the normal course of providing Consulting Services to is Customers, Company shall have the right to make modifications and enhancements to the Software where those modifications and enhancements are accomplished solely through the use of Baan Tools, where they are for the express and limited use of the Customer, and where they are accomplished using practices generally accepted by Baan. Notwithstanding the foregoing, ownership of computer software developed by Company shall be as follows:

      (a) "Source Code Modifications" means any computer software that consists of modifications to the Source Code. Baan shall own any Source Code Modifications. Company hereby assigns to Baan, and Baan hereby accepts, all right, title and interest, including all intellectual property rights, in and to such Source Code Modifications. Company agrees to execute such applications, assignments and other instruments as Baan may deem necessary or desirable to effect and perfect such assignment. Company shall retain a non-exclusive, non-transferable and non-assignable license to use such Source code Modifications under the terms of this Agreement.

      (b) "Integration Software" means any computer software that integrates the Software to other computer software used by Company's Customers and does not contain any modifications to the Source Code. Company shall own any Integration Software.

      (c) "Application Software" means any computer software that is created using the Baan Tools and does not contain any modification to the Source Code. Company shall own any Application Software.

      Once per year, Company shall deliver tapes to Baan containing the Source Code Modifications which have been developed by Company after the previous delivery of such tapes .

3.2 Company shall not modify, translate, reproduce, edit, or resell Baan's promotional literature, training materials, Documentation, advertising artwork, the names and/or package design of the Software, or any other materials that are copyrighted by Baan without Baan's prior written consent. All modifications, translations, reproductions, and/or edited versions of those items described in Sections 3.1 (a) and 3.2 will become the exclusive property of Baan.

3.3 Baan shall notify Company of any new Updates, Releases or Versions of the Software.


4.    Payment
      -------


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


4.1 Copies of brochures, other marketing collateral and literature are to be obtained at Baan's then-current rates, which rates are not to exceed (a) Baan's then current published rates, or (b) the current rates charged to other participants in the Baan Consulting Alliance Program.

4.2 All payments to Baan are due within thirty days after the invoice date, unless specified otherwise in this Agreement, or within a subsequent subcontractor agreement where Baan subcontracts to Company, or unless such amounts are in dispute as specified in Section 5.3 herein. Payments are to be paid to the invoice address.

4.3 If Company disagrees with an invoice, it shall contact Baan in writing within fourteen (14) days from the invoice date, in the absence of which the invoice shall be deemed to have been fully accepted by Company.

4.4 In the event, of overdue payment (excepting those payments that are in dispute) Baan reserves the right to charge interest at one percent (1%) per month, until the date payment in full is received by Baan.


5.    Subcontracting
      --------------

5.1 Company shall not, without Baan's prior written consent, subcontract the delivery of Consulting Services to non-Advanced Trained consultants or non-Advanced Trained independent contractors for Product Consulting or DEM Consulting.

5.2 In the event the delivery of Consulting Services by Company is subcontracted by Baan, Company will provide consultants to Baan at a rate not to exceed 80 percent of the published Baan rates for comparable consultants. The current published Baan rates are attached hereto as Schedule D.

5.3 In the event the delivery of Consulting Services by Company is subcontracted by Baan, Baan will pay Company for Consulting Services performed within 14 days after payment is received by Baan from the Customer, or within sixty (60) days whichever is sooner. Baan agrees to use is best efforts, including, but not limited to, bringing collections actions, to obtain payment from such Customer.


6.    Intellectual Property Rights
      ----------------------------

6.1 Baan hereby represents that it owns or has the right to license the Software and that, to the best of Baan's knowledge as of the date of this Agreement after the exercise of due diligence, there is no pending litigation involving Baan's Software which would affect Company's use of the Software.

6.2 Company acknowledges that any and all of the trade marks, copyrights, patents and other intellectual property rights, owned exclusively by Baan, used or embodied in or in connection with the Software shall be and remain the exclusive property of Baan.

6.3 Company shall ensure that the appropriate designation for the Software, either (C) (copyright) or (R) (registered) or "TM" (trade mark) or "SM" (service mark), as applicable and as provided by Baan, for all copyrights and trademarks, shall be depicted in all Company's advertisements, publications, public presentations, packages and external correspondence.

6.4 In the event of a pending seizure of the Software by a creditor of Company, Company shall immediately inform Baan of this fact and take all reasonable measures to ensure that the valid, existing intellectual


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


      property rights of Baan are recognized. All reasonable expenses incurred by Baan in recovering seized Software from Company's creditors shall be at Company's expense and shall be paid by Company.

6.5 Baan shall, at its expense, defend or settle any claim, action or allegation brought against Company that the Software infringes any patent, copyright, trade secret or other proprietary right of any third party and shall pay any final judgments awarded or settlements entered into; provided that Company gives prompt written notice to Baan of any such claim, action or allegation of infringement and gives Baan the authority to proceed as contemplated herein. Baan will have the exclusive right to defend any such claim, action or allegation and make settlements thereof at is own discretion, and Company may not settle or compromise such claim, action or allegation, except with prior written consent of Baan. Company shall give such assistance and information as Baan may reasonably require to settle or oppose such claims.


7.     Liability
       ---------

7.1 If one of the parties does not properly observe one or more of his obligation(s) under the Agreement, the other party will grant him by means of a written declaration of material breach, thirty (30) days to cure this breach. If the party in breach fails to cure this breach, then such party, will be liable for the compensation of the damage suffered by the other party, subject to the terms and conditions of this Agreement.

7.2 Except as set forth, Baan makes no warranties, whether express, implied, or statutory, regarding or relating to the Software or the Documentation, or any materials or services furnished or provided to Company under this Agreement. Baan specifically disclaims all implied warranties of merchantability and fitness for a particular purpose with respect to the Software, Documentation and said other materials and services, and with respect to the use of any of the foregoing.

7.3 Neither Party shall be liable for any loss of profits, loss of use, business interruption, loss of data, cost of cover or indirect, special, incidental and/or consequential damages of any kind in connection with or arising out of the furnishing, performance or use of the Software or services performed hereunder, whether alleged as a breach of contract or tortious conduct, including negligence, even if that Party has been advised of the possibility of such damages. In addition, neither Party will be liable for any damages caused by delay in delivery, or furnishing the Software or said services. Baan's liability under this Agreement for direct, indirect, special, incidental and/or consequential damages of any kind, including, without limitation, restitution, will not, in any event, exceed the amount paid to Baan by Company under this Agreement.

7.4   Notwithstanding  anything  to  the  contrary,   contained  herein,  Baan's
      liability under Section 6.5 shall not be subject to any of the limitation of liability contained in this Section 7.


8.    Termination or expiry
      ---------------------

8.1 Notwithstanding any provisions contained herein, this Agreement may be terminated with immediate effect by either party upon written notification by the party not at fault to the other party if any of the following events takes place: (i) if the other party, at any time is in material breach of any term, condition or provision of this Agreement, and such breach, if capable of being cured, is not cured within thirty (30) days, upon receipt of a written notification from the party not at fault specifying such breach; or (ii) if either party becomes insolvent, admits in writing is inability to pay is debts as they mature, makes an assignment for the benefit of its creditors, files or has filed against it by a third party any petition under any Bankruptcy Act, or an application for a receiver of either party is made by anyone and such petition or application is not resolved in favor of such party within sixty (60) days after such event taking place. If


--------------------------------------------------------------------------------
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                                                                         2/10/97
      any of these evens occur, termination shall become effective forthwith or on the date set forth in the written notice of termination.

8.2 Upon expiry, or termination (for whatever reason) of this Agreement, Company shall return or destroy (as Baan shall instruct) within a reasonable period of time thereafter any Documentation, technical information and any other data in respect of the Software supplied by Baan to Company during the term of this Agreement and all and any copies made in whole or in part of the same, and if requested, Company shall furnish Baan with a written statement certifying that the same has been done, except for (a) such supporting software, information and data which Company will require to support the Software beyond the date of expiry or termination provided Baan permits Company to do so, or (b) copies of information which Company may be required to keep under the rules or regulations governing professional consultants and/or accountants. If Company has paid for any items which are required to be returned to Baan, then, upon the return of such items from Company to Baan, Baan shall reimburse Company for such items.

8.3 Termination of this Agreement shall not affect the provisions regarding the Parties' treatment of Confidential Information, provisions relating to the payment of amounts due, or provisions limiting or disclaiming Baan's liability, which provisions will survive termination of this Agreement.

8.4   Sections  6.5,  14 and 17  herein  shall  survive  termination  of  this
      --------------------------
      Agreement.


9.    Force Majeure
      -------------
      Neither party will incur any liability to the other party on account of any loss or damage resulting from any delay or failure to perform all or any part of this Agreement if such delay or failure is caused, in whole or in part, by events, occurrences, or causes beyond the control and without negligence of the parties. Such evens, occurrences, or causes will include, without limitation, acts of God, strikes, lockouts, riots, acts of war, earthquakes, fire and explosions, but the inability to meet financial obligations is expressly excluded.

10.   Waiver
      ------
      Any waiver of the provisions of this Agreement or of a party's rights or remedies under this Agreement must be in writing to be effective. Failure, neglect, or delay by a party to enforce the provisions of this Agreement or its rights or remedies at any time, will not be construed and will not be deemed to be a waiver of such party's rights under this Agreement and will not in any way affect the validity of the whole or any part of this Agreement or prejudice such party's right to take subsequent action. Except as expressly stated in this Agreement, no exercise or enforcement by either party of any right or remedy under this Agreement will preclude the enforcement by such party of any other right or remedy under this Agreement or that such party is entitled by law to enforce.

11.   Severability
      ------------
      If any term, condition, or provision in this Agreement is found to be invalid, unlawful or unenforceable to any extent, the parties shall endeavor in good faith to agree to such amendments that will preserve, as far as possible, the intentions expressed in this Agreement. If the parties fail to agree on such an amendment, such invalid term, condition or provision will be severed from the remaining terms, conditions and provisions, which will continue to be valid and enforceable to the fullest extent permitted by law.

12.   Assignment
      ----------
      Neither this Agreement nor any rights under this Agreement may be assigned or otherwise transferred by Company, in whole or in part, whether voluntary or by operation of law, including by way of sale of


--------------------------------------------------------------------------------
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                                                                         2/10/97
      assets, merger or consolidation, without the prior written consent of Baan, which consent will not be unreasonably withheld. Subject to the foregoing, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and assigns.


13.   Independent Parties
      -------------------
      The parties shall at all times be independent Parties and shall present themselves to all other parties as such. Nothing in this Agreement will be construed to make either Party, and each party agrees that it is not, an agent, employee, franchisee, joint venturer or legal representative of the other Party. Except as otherwise provided in this Agreement, neither Party will either have nor represent itself to have any authority to bind the other Party or act on is behalf.


14.   Confidential information
      ------------------------
      Company and Baan shall treat all proprietary, and/or confidential information of each other as strictly confidential. The parties hereby agree that all terms and conditions of this Agreement and Schedules thereto shall be treated as confidential and shall not be disclosed without the other party's prior written consent. This confidentiality undertaking shall not apply to any part of the proprietary, and/or confidential information of which the recipient party can prove that: (i) it was known to it prior to being furnished to the recipient party hereunder (as evidenced by written record predating such disclosure); (ii) it is, or becomes public knowledge through no fault or breach of the terms of this Agreement by the recipient party; (iii) is received by the recipient party from a third party in good faith and not in breach of any agreement; or (iv) is independently acquired by the recipient party as a result of work carried out by an employee of the recipient party to whom no disclosure of this proprietary, and/or confidential information has been made. If a Baan-dedicated consultant is moved from the Baan practice to a Company practice of a direct competitor of Baan, Company shall ensure that all that consultant's access to Baan confidential information sources (e.g., access to Baan alliance databases) and to Baan confidential information is terminated immediately.


15.   Amendments to this Agreement.
      ----------------------------
      This Agreement may not be amended, except by a writing signed by both parties.


16.   Counterparts.
      -------------
      This Agreement may be executed in counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same agreement.


17.   Applicable law and arbitration
      ------------------------------
      This Agreement will be interpreted and construed in accordance with the laws of the State of California and the United States of America, without regard to conflict of law principles.


--------------------------------------------------------------------------------
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                                                                         2/10/97

                                   SCHEDULE B

                         CONSULTING ALLIANCE MAINTENANCE
                              AND SUPPORT AGREEMENT
































--------------------------------------------------------------------------------
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                                                                         2/10/97

                                   SCHEDULE C

                            BAAN'S TARGETED COUNTRIES


                                      1997                 1998
                                      ----                 ----
AMERICAS                              U.S.A.               U.S.A.
                                      Canada               Canada
                                      Brazil               Brazil
                                                           Mexico

EUROPE/MIDDLE EAST/AFRICA             The Netherlands      The Netherlands
                                      Germany              Germany
                                      Italy                Italy
                                      United Kingdom       United Kingdom
                                      France               France
                                                           Nordic

ASIA PACIFIC                          Japan                Japan
                                      India                India
                                      Korea                Korea
                                                           Australia
                                                           Chinas






--------------------------------------------------------------------------------
                                                                    SOH142r4.doc
                                                                         2/10/97

                                   SCHEDULE D

                         BAAN'S CURRENT PUBLISHED RATES


                      PROFESSIONAL SERVICES TO BE PROVIDED


BAAN FIELD CONSULTING RESOURCE                           HOURLY RATE *
------------------------------                          ---------------

Sr. Implementation Specialist, Program Manager          $ 375   ($3000)

Implementation Specialist/Project Manager               $ 250   ($2000)

Implementation Support Mgr./Implementation Auditor      $ 250   ($2000)

Product Specialist                                      $ 225   ($1800)

Technical Specialist                                    $ 200   ($1600)

Programmer Analyst                                      $ 150   ($1200)


CENTER OF EXPERTISE RESOURCES                            HOURLY RATE *
-----------------------------                           ---------------

Sr. Implementation Consultant/Sr. Program Manager      $ 425    ($3400)

Sr. Product Consultant                                 $ 375    ($3000)

Product Consultant                                     $ 250    ($2000)


NOTES:
------
It is Baan's practice to charge by the hour, for convenience we indicate in parenthesis what the charge would be for an eight hour day. All quotes should be done using the hourly rate.

Minimum time:  In general,  we do not accept work of less than one day duration.
------------
If requested by the customer, and agreed upon by Baan, this work will be a custom quote.

Custom  Modification:  Charges  above  do not  apply  for  developing  interface
--------------------
programs to software or hardware not directly provided by BAAN, this work will be a custom quote.

Travel & Living Costs: In addition to above rates,  there are charges for travel
---------------------
and living expenses as incurred (hotel, meals, travel costs, etc.) Travel time is considered billable time, from consultant's home to customer site billed at 50% of hourly rate. Customer may request a per diem charge. Baan is willing to negotiate a per diem for long term assignments. Baan's policy for per diem rates is to follow IRS guidelines.

Remote  Support:  All support  provided  remotely from consultant home office or
---------------
Baan office will be surcharged by $60/hour to account for long distance/fax charges. This charge is in addition to the hourly consulting fee and is a blended rate to cover cell phone charges, long distance direct dial charges, fax charges, and home office secretarial support.

Discounting  of  Services:  It  is  Baan's  policy  to NOT  discount  Consulting
-------------------------
Services and Training fees, except for the following situations;
- Consulting Package is paid up front in increments of $250K, and charges deducted from prepaid account When balance is used, rates go back to list price or account must be replenished. 10% discount available for prepayment.
- Resource utilization of 5 billable days per week guaranteed for a period of six months for one resource. If resource is used after that period with no additional lock-in, rate reverts to list price. Discount only applies to each consulting level guaranteed, at 10% off list.

Rate Increases:  Baan reserves the right to modify consulting and training rates
--------------
with 90 days notice. We will not agree to cap rates for the duration of a contract or to a minimum level per year. Any forced negotiation of this type will have a direct impact on the quality of resource Baan is able to provide on the implementation team. It is Baan's general policy to modify rates on an annual basis.


--------------------------------------------------------------------------------
                                                                    SOH142r4.doc
                                                                         2/10/97

              ADDENDUM NUMBER ONE TO CONSULTING ALLIANCE AGREEMENT
              ----------------------------------------------------



This is Addendum Number One (the "Addendum") to that certain Consulting Alliance
Agreement  dated       , 1997 (the  "Agreement"),  by and between  Intelligroup,
                 ------
Inc. ("Company") and Baan International B.V. ("Baan").

In consideration of the mutual covenants set forth herein and in the Agreement, Company and Baan agree as follows:

Priority. The parties agree that the Agreement is hereby amended as set forth in
--------
this Addendum. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.


2.5 Orgware and Baan Methodology  Compliance.  The following  sentence is hereby
    -----------------------------------------
added to the end of Section 2.5: "Baan shall treat all proprietary and/or confidential information regarding Company's methodology, format of Project proposal, and format of Project budget, as strictly confidential and shall not disclose such information without Company's prior written consent."


3.4  Maintenance  and Support.  The words "Schedule B hereof" in Section 3.4 are
     -------------------------
hereby deleted and replaced with the words "the Maintenance and Support Agreement entered into by the parties dated 28 February 1997".


3.13 Fee.  The  following  is hereby  added to the end of  Section  3. 13:  "For
     ----
calendar year 1997, Baan shall charge no additional fees to Company for any of the privileges set forth in Sections 3.1 through 3. 12. For calendar year 1998, the fee that Baan shall charge Company for the privileges set forth in Section
3.1 through 3.12 shall be US$50,000, which shall include single-site Maintenance and Support for USA and single-site Maintenance and Support for India."


4.  (Schedule A) Payment.  The following  sentence is hereby added to the end of
                 --------
Section 4.1 of Schedule A: "A Baan Literature and Distribution Center Order Form, which lists the prices for Baan literature, is attached hereto as Schedule B."


12.  (Schedule A)  Assignment.  The following text is inserted at the end of the
                   -----------
first sentence of Section 12 of Schedule A, before the period:

            "or delayed, provided that Company may, without the prior written consent of Baan, assign this Agreement in whole to a successor to all or substantially all of its assets by sale, merger or acquisition which has assumed in writing or by operation of law Company's obligations under this Agreement and which does not make software which is in competition with the Software. Company may, if it believes that software made available by a prospective assignee is not in competition with the Software but wishes to obtain an acknowledgment from Baan that Baan agrees with that belief, request such an acknowledgment from Baan, and Baan will not unreasonably withhold or delay that acknowledgment. In the event that Company assigns this Agreement to a successor which does make software which is in competition with the Software, this Agreement shall terminate effective immediately."

                                                          Addendum Number One To
                                                   Consulting Alliance Agreement
                                                              Intelligroup, Inc.
================================================================================


14. (Schedule A) Confidential information.  The following is hereby added to the
                 -------------------------
end of the third sentence of Section 14 of Schedule A, before the period:

"; (v) is required to be disclosed by the receiving party by order of a court of competent jurisdiction, administrative agency or governmental body, or by any law, rule or regulation, or by subpoena, or any other administrative or legal process, or by applicable regulatory or professional standards."

The last sentence of Section 14 of Schedule A is hereby deleted.


Schedule B The words "CONSULTING  ALLIANCE MAINTENANCE AND SUPPORT AGREEMENT" in
----------
Schedule B are hereby deleted and replaced with the following:

"BAAN LITERATURE DISTRIBUTION CENTER ORDER FORM"


--------------------------------------------------------------------------------
              Baan Literature
              Distribution center
              Order Form
--------------------------------------------------------------------------------
Part Number      Description                     Number    Unit   Quantity  Cost
                                                 of        Cost   ordered
                                                 pieces
                                                 per
                                                 unit
--------------------------------------------------------------------------------
              Baan Audio/Video
--------------------------------------------------------------------------------
19004 US      CD ROM Baan World '96                 1      $4.00             $-
--------------------------------------------------------------------------------
19005 US      Baan IV Opening Video                 1      $5.30             $-
--------------------------------------------------------------------------------
19012 US      Jan Baan Video                        1      $5.30             $-
--------------------------------------------------------------------------------
19013 US      Andries Bottema                       1      $5.30             $-
--------------------------------------------------------------------------------
33206A        Baan/Microsoft Video Announcement     1      $5.30             $-
--------------------------------------------------------------------------------
19102         Baan IV BackOffice Video - VHS Tape   1      $2.50             $-
--------------------------------------------------------------------------------
19103         Baan IV BackOffice Video - PAL Tape   1      $2.50             $-
--------------------------------------------------------------------------------
19104         Bunting Windows Video - VHS Tape      1      $2.50             $-
--------------------------------------------------------------------------------
19105         Bunting Windows Video - PAL Tape      1      $2.50             $-
--------------------------------------------------------------------------------
19106         Baan for the Microsoft Market -       1      $2.50             $-
              VHS Tape
--------------------------------------------------------------------------------
19107         Baan for the Microsoft Market -       1      $2.50             $-
              PAL Tape
--------------------------------------------------------------------------------
              Baan Reprints
--------------------------------------------------------------------------------
19001 US      CompWorld-The Don of Baan            50    $175.00             $-
--------------------------------------------------------------------------------
1902 US       Wall Street Reprint--Out of Nowhere  50     $21.00             $-
--------------------------------------------------------------------------------
19003 US      Baan Storm Reprint                   50    $100.00             $-
--------------------------------------------------------------------------------
19007 US      Computer World--High Flying Baan     50      $7.00             $-
--------------------------------------------------------------------------------
19008 US      CIME Reprint: Revving Up Production  50      $9.50             $-
--------------------------------------------------------------------------------
19015 US      Fortune Reprint: Hip, Hot, 'N'       50     $48.00             $-
              Happening
--------------------------------------------------------------------------------
19018 US      Computer World--Baan IV              50     $16.50             $-
              Implementation
--------------------------------------------------------------------------------
19026 US      Computing Canada--Faster             50     $10.50             $-
              Implementation
--------------------------------------------------------------------------------
19028         ATP--Giving SAP a Run for its Money  50     $37.50             $-
--------------------------------------------------------------------------------


                                       2
                                                                     Int.AdC.doc
                                                                        97/09/26

                                                          Addendum Number One To
                                                   Consulting Alliance Agreement
                                                              Intelligroup, Inc.
================================================================================

--------------------------------------------------------------------------------

19029         Software--Jan Baan: This Avis is...  50     $17.50             $-
--------------------------------------------------------------------------------
19030         Microsoft/Baan Reprint in            50     $50.00             $-
              Computerworld
--------------------------------------------------------------------------------
19031         Aberdeen Report Profile              50     $18.00             $-
--------------------------------------------------------------------------------
13029         Heavy Equipment Industry             25     $30.00             $-
--------------------------------------------------------------------------------
19032         Information Week - Baan Aims for     50    $ 15.00             $-
              New Base
--------------------------------------------------------------------------------
19033         Investors Business Daily -           50     $15.00             $-
              February 19, 1997
--------------------------------------------------------------------------------
19034         Communications Week                  50     $15.00             $-
--------------------------------------------------------------------------------
19036         Industry Week                        25     $15.00             $-
--------------------------------------------------------------------------------
19037         Gartner Group Report                 10     $35.00             $-
--------------------------------------------------------------------------------
19040         AMR Alert on Manufacturing - Aurum   25     $25.00             $-
              Acquisition
--------------------------------------------------------------------------------
              Baan and Microsoft
--------------------------------------------------------------------------------
098-66141     UPDATED Microsoft Solution Product   25     $50.00             $-
              Guide
--------------------------------------------------------------------------------
19017 US      Baan/Microsoft White Polo Shirt       1     $22.00             $-
              w/logo
--------------------------------------------------------------------------------
9622 US       Baan/Microsoft brochure: Enable      25     $43.75             $-
              Dynamic
--------------------------------------------------------------------------------
9622A US      Box: Enterprise Computing             1      $8.00             $-
              RFP Standards Material
--------------------------------------------------------------------------------
19019 US      Cover/Spine Slip                      5     $12.50             $-
--------------------------------------------------------------------------------
19021 US      Tabs                                  5     $26.00             $-
--------------------------------------------------------------------------------
19022 US      Binder--2 inch                        5     $27.00             $-
--------------------------------------------------------------------------------
19023 US      Title Page                            5      $3.25             $-
--------------------------------------------------------------------------------
              Baan Success Stories
--------------------------------------------------------------------------------
15001 -796 US Global Industrial Technologies       25     $18.75             $-
--------------------------------------------------------------------------------
15002-696 US  Parr Instruments                     25     $13.50             $-
--------------------------------------------------------------------------------
15003-696 US  Teledyne                             25     $13.5              $-
--------------------------------------------------------------------------------
15004-696 US  Teknion                              25     $13.50             $-
--------------------------------------------------------------------------------
9626 US       Bull Electronics                     25     $30.00             $-
--------------------------------------------------------------------------------
9634 US       Transfield Defense Systems           25     $30.00             $-
--------------------------------------------------------------------------------
9635 US       Hitachi                              25     $30.00             $-
--------------------------------------------------------------------------------
9636 US       Kee Hin industries                   25     $30.00             $-
--------------------------------------------------------------------------------
9637 US       Kvaerner Singapore                   25     $30.00             $-
--------------------------------------------------------------------------------
9638 US       Mercedes-Benz                        25     $30.00             $-
--------------------------------------------------------------------------------
9639 US       Messer Griesheim                     25     $30.00             $-
--------------------------------------------------------------------------------
9640 US       Palmco Oil                           25     $30.00             $-
--------------------------------------------------------------------------------
              Baan IV Brochures
--------------------------------------------------------------------------------
9602 US       Product Overview                     25     $43.75             $-
--------------------------------------------------------------------------------
9603 US       Corporate Overview                   25     $43.75             $-
--------------------------------------------------------------------------------
9608 US       Orgware                              25     $43.75             $-
--------------------------------------------------------------------------------
9609 US       Manufacturing                        25     $43.75             $-
--------------------------------------------------------------------------------
9610 US       Distribution & Transportation        25     $43.75             $-
--------------------------------------------------------------------------------
9611 US       Finance                              25     $43.75             $-
--------------------------------------------------------------------------------
9612 US       Project                              25     $43.75             $-
--------------------------------------------------------------------------------


                                       3
                                                                     Int.AdC.doc
                                                                        97/09/26

                                                          Addendum Number One To
                                                   Consulting Alliance Agreement
                                                              Intelligroup, Inc.
================================================================================

--------------------------------------------------------------------------------
9613 US       Service                              25     $43.75             $-
--------------------------------------------------------------------------------
9614 US       Tools                                25     $43.75             $-
--------------------------------------------------------------------------------
              Baan Vertical Market information
--------------------------------------------------------------------------------
9604 US       Automotive Brochure                  25     $43.75             $-
--------------------------------------------------------------------------------
9605 US       Electronics Brochure                 25     $43.75             $-
--------------------------------------------------------------------------------
9606 US       Project Industries Brochure          25     $43.75             $-
--------------------------------------------------------------------------------
9607 US       Process Industries Brochure          25     $43.75             $-
--------------------------------------------------------------------------------
9641 US       Aerospace & Defense Brochure         25     $43.75             $-
--------------------------------------------------------------------------------
19014         Transmission--Automotive Journal #1   1      $4.30             $-
--------------------------------------------------------------------------------
13021         Transmission--Automotive Journal #2   1      $4.50             $-
--------------------------------------------------------------------------------
10001 US      Baan Electronics Overview            25     $33.50             $-
--------------------------------------------------------------------------------
              Baan Training and Support
--------------------------------------------------------------------------------
9642 US       Global Support Brochure               1      $4.30             $-
--------------------------------------------------------------------------------
9643 US       Global Support Brochure and CD ROM    1     $24.20             $-
--------------------------------------------------------------------------------
              Baan Products--Other
--------------------------------------------------------------------------------
11000 US      1995 Annual Report                    5     $37.50             $-
--------------------------------------------------------------------------------
11096         1996 Annual Report                    5     $37.50             $-
--------------------------------------------------------------------------------
19025 US      Baan/HP T-shirt                       1      $4.00             $-
--------------------------------------------------------------------------------
19006 US      The Baan Book--Ongoing Innovation     1     $13.00             $-
--------------------------------------------------------------------------------
19101         DEM Book                              1     $50.00             $-
--------------------------------------------------------------------------------
9616 US       Baan Presentation Folder              1      $1.30             $-
--------------------------------------------------------------------------------
19500         Baan Merchandise 4-color catalog      1      $3.00             $-
--------------------------------------------------------------------------------
19501         CONTINUE Brochure                     1      $1.50             $-
--------------------------------------------------------------------------------
2100US        Baan Capital Brochure (leasing       10      $9.00             $-
              program)
--------------------------------------------------------------------------------
250010-597    Baan Technology for the Enterprise   10     $32.00             $-
              - White paper
--------------------------------------------------------------------------------
00BAG         Trade Show Bag                        1      $1.00             $-
--------------------------------------------------------------------------------
              Baan Partners
--------------------------------------------------------------------------------
12001         Solution      Partner      Program   25     $25.00             $-
              Brochure-VAR
--------------------------------------------------------------------------------
12012         Baan Consulting Brochure             25     $42.50             $-
--------------------------------------------------------------------------------
12002         Baan and Sterling Commerce Solution   1    Free!                0
--------------------------------------------------------------------------------
19502         Baan World Users Brochure             1      $2.50             $-
--------------------------------------------------------------------------------
19011-596US   E&Y Baan Service Timely Solution     10    Free!                0
--------------------------------------------------------------------------------
12005         Baan/DB2 Brochure                    25     $12.50             $-
--------------------------------------------------------------------------------
12009         Baan/Compaq Brochure                 25     S25.00             $-
--------------------------------------------------------------------------------
12010         Managing Automation                  25     $25.00             $-
--------------------------------------------------------------------------------
12011         Deloitte&Touche Fast Track Brochure  10    $ 10.00             $-
--------------------------------------------------------------------------------
12015         Deloitte&Touche Process Brochure     10    $ 10.00             $-
--------------------------------------------------------------------------------
12013         Deloitte&Touche Automotive Brochure  10    $ 10.00             $-
--------------------------------------------------------------------------------
12014         Deloitte&Touche A&D Brochure         10    $ 10.00             $-
--------------------------------------------------------------------------------
12020-597     Solution Partners Guide               1      $6.75             $-
--------------------------------------------------------------------------------
12000-796     Baan Service Partner Guide            1      $8.33             $-
--------------------------------------------------------------------------------


                                       4
                                                                     Int.AdC.doc
                                                                        97/09/26

                                                          Addendum Number One To
                                                   Consulting Alliance Agreement
                                                              Intelligroup, Inc.
================================================================================

                                                                             $-
                                          LDC
                                          Order
                                          Total:
                                          ======================================




IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.


Baan:                                Company:

BAAN INTERNATIONAL B.V.              INTELLIGROUP, INC.

By:    /s/ Christine B. Pittman      By:    /s/ Sophia M. Zouras
       ------------------------             --------------------

Name:  Christine B. Pittman          Name:  Sophia M. Zouras

Title:  Vice President, BAAN         Title: Vice President, Marketing & Business
        Consulting                          Development

Date:   26 September 1997            Date:  29 September 1997




                                       5
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